SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 06, 2003

CityXpress Corp.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-30742	98-0232838
(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 1727 West Broadway, Vancouver, B.C. Canada V6J 4W6
(Address of Principal Executive Offices)

(604) 638-3811
(Registrant's Telephone Number, Including Area Code)

(Former Name of Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

As of November 6, 2003, the Company and Lee Enterprises Incorporated ("Lee") amended the Investment Agreement dated November 1, 2000, as amended, to extend the Optional Redemption Date and the Mandatory Redemption Date to January 9, 2004, and to change the Interest Conversion Rate for converting accrued and unpaid interest on the outstanding Floating Rate Subordinated Convertible Debentures issued by the Company to Lee ("Convertible Debentures"). As revised, Lee may convert all or any portion of the accrued and unpaid interest on the outstanding Convertible Debentures on the basis of one share of the Company's common stock times the quotient of the accrued and unpaid interest to the date of conversion divided by $0.057.

As of November 6, 2003, the Company and Lee amended the Loan and Security Agreement dated as of July 31, 2001, as amended (the "Loan and Security Agreement"), to extend the maturity date to January 9, 2004, and to grant Lee the right to convert all or any portion of the indebtedness owed to Lee under the Loan and Security Agreement into shares of the Company's common stock at any time prior to the maturity date. Subject to adjustment, Lee may convert all or any portion of the outstanding principal on the basis of one share of the Company's common stock for each $0.057 of outstanding principal, and Lee may convert all or any portion of the accrued and unpaid interest on the basis of one share of the Company's common stock times the quotient of the accrued and unpaid interest to the date of conversion divided by $0.057.

As of November 6, 2003, the Company and Lee amended the Amended and Restated Registration Rights Agreement dated as of July 30, 2001, as amended (the "Registration Rights Agreement") to provide Lee with registration rights for shares of the Company's common stock issued to Lee upon conversion of the Convertible Debentures and upon conversion of the indebtedness owed to Lee under the Loan and Security Agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

10.39 Sixth Amendment To Investment Agreement dated as of November 6, 2003 by and between CityXpress Corp. and Lee Enterprises Incorporated.

10.40 Fifth Amendment To The Amended And Restated Loan and Security Agreement dated as of November 6, 2003 by and between CityXpress Corp. and Lee Enterprises Incorporated

10.41 Third Amendment to Amended and Restated Registration Rights Agreement dated as of November 6, 2003 between CityXpress Corp. and Lee Enterprises Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITYXPRESS CORP.

Date: November 7, 2003	By: /s/ Ken Bradley
Signature
Ken Bradley
Chief Operating Officer and CFO

EXHIBITS
Exhibit No.	Description
10.39	Sixth Amendment To Investment Agreement dated as of November 6, 2003 by and between CityXpress Corp. and Lee Enterprises Incorporated.
10.40	Fifth Amendment To The Amended And Restated Loan and Security Agreement dated as of November 6, 2003 by and between CityXpress Corp. and Lee Enterprises Incorporated
10.41	Third Amendment to Amended and Restated Registration Rights Agreement dated as of November 6, 2003 between CityXpress Corp. and Lee Enterprises Incorporated.

EXHIBITS

Exhibit No. 10.39

SIXTH AMENDMENT TO INVESTMENT AGREEMENT

THIS SIXTH AMENDMENT TO INVESTMENT AGREEMENT (this "Amendment") is made and dated as of November 6, 2003 between Lee Enterprises, Incorporated, a Delaware corporation (the "Purchaser"), and CityXpress Corp., a Florida corporation (f/k/a CityXpress.Com Corp.) (the "Company"), and amends that certain Investment Agreement dated as of November 1, 2000, between the Company and the Purchaser as amended by the First Amendment to the Investment Agreement dated as of July 30, 2001, the Second Amendment to the Investment Agreement dated as of August 1, 2002, the Third Amendment to Investment Agreement dated as of July 16, 2003, the Fourth Amendment to Investment Agreement dated as of August 14, 2003 and the Fifth Amendment to Investment Agreement dated as of October 31, 2003 (collectively, the "Investment Agreement"). Capitalized terms used herein shall have the same meanings, as the case may be, as in the Investment Agreement unless otherwise defined herein or as in the Debentures unless otherwise defined herein. All references to the Investment Agreement shall mean the Investment Agreement as hereby amended, and all references to the Debentures shall mean each of the Debentures as hereby amended.

RECITALS

WHEREAS, the Company desires to extend the Mandatory Redemption Date under the Investment Agreement and each of the Debentures listed on Schedule A from October 31, 2003 to January 9, 2004 and the Purchaser desires to extend its conversion rights under the Investment Agreement and the Series A-W Debentures through January 9, 2004;

NOW THEREFORE, in consideration of the Purchaser's agreement to extend the Mandatory Redemption Date as provided herein and the Company's agreement to extend the Purchaser's conversion rights under the Investment Agreement and each of the Debentures as provided herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchaser and the Company hereby agree to amend the Investment Agreement and each of the Debentures as follows:

1. Amendment to Investment Agreement. The Investment Agreement shall be amended in the following respects:

1.1 Optional Redemption. Section 8.1 is hereby amended by changing the Optional Redemption Date to January 9, 2004, hereinafter the "Optional Redemption Date."

1.2 Mandatory Redemption. Section 8.2 is hereby amended by changing the Mandatory Redemption Date to January 9, 2004, hereinafter the "Mandatory Redemption Date."

1.3 Notice of Redemption. Section 8.3 is hereby deleted in its entirety and replaced with the following:

"Notice of the mandatory redemption will be sent via facsimile at least five (5) days before the Mandatory Redemption Date to the Debenture Holder in accordance with the notice provisions of this Agreement."

2. Amendment to Debentures. Each of the Debentures is hereby amended as follows:

2.1 Optional Redemption. Section 2 of each of the Debentures is hereby amended by changing the Optional Redemption Date to January 9, 2004, hereinafter the "Optional Redemption Date."

2.2 Mandatory Redemption. Section 3 of each of the Debentures is hereby amended by changing the Mandatory Redemption Date to January 9, 2004, hereinafter the "Mandatory Redemption Date."

2.3 Conversion. The first sentence of Section 6 of each Debenture is hereby deleted it in its entirety and replaced with the following:

"A Debenture Holder may convert any Debenture, in whole or in part, into fully paid and non-assessable Common Stock (as defined below) of the Company by providing the Company prior to its close of business on the Optional Redemption Date or the Mandatory Redemption Date, with prior written notice sent via facsimile, in accordance with the notice provisions of the Investment Agreement, of its request for conversion (each such conversion is a "Conversion Date"), subject at all times thereafter to the benefits of the Registration Rights Agreement in accordance with the terms thereof and the terms of this Debenture. If the Debenture is called for redemption, the holder may convert it at any time before the close of business on the Optional Redemption Date or the Mandatory Redemption Date by providing the Company with written notice sent via facsimile in accordance with the notice provisions of the Investment Agreement. Within twenty (20) days of receipt of the conversion notice, Debenture Holder shall receive the shares of Common Stock to which it shall be entitled upon conversion of this Debenture and the amount of cash payable, if any, in respect of accrued interest on this Debenture to the Conversion Date."

3. Representations and Warranties. The Company represents and warrants to the Purchaser that, on and as of the date hereof, and after giving effect to this Amendment:

3.1 Authority. The Company has all the necessary corporate power to make, execute and deliver this Amendment and to amend each of the Debentures as provided herein, and this Amendment is the legal, valid and enforceable obligation of the Company it purports to be.

3.2 No Legal Obstacle to Amendment. Neither the execution of this Amendment nor the amendment of the terms of each of the Debentures has constituted or resulted in or will constitute or result in a breach of the provisions of any contract to which the Company is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company, or result in the creation under any agreement or instrument of any security interest, lien, charge or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority or any shareholder of the Company is required to permit the execution, delivery or performance by the Company of this Amendment or the transactions contemplated hereby or thereby.

3.3 Incorporation of Certain Representations. The representations and warranties set forth in Section 5 of the Investment Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof (unless stated to relate solely to as stated date).

3.4 Default. No unmatured Event of Default or Event of Default has occurred and is continuing under the Investment Agreement.

4. Miscellaneous.

4.1 Effectiveness of the Amendment; Execution in Counterparts. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify or amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Investment Agreement and each of the Debentures, all of which are ratified and affirmed and shall continue in full force and effect, including the accrual of interest under each of the Debentures. This Amendment shall become effective upon the execution hereof by each of the Company and the Purchaser and delivery of the same to the Purchaser. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

4.2 Waivers. The Company agrees this Amendment is entered into as an accomodation to the Company, and shall not serve as a waiver of any right or remedy, power or privilege or acquiescence to any default or Event of Default by the Company of the terms or conditions of the Investment Agreement, each of the Debentures, any Other Agreement or under any agreement, contract, indenture, document or instrument mentioned in the Investment Agreement; nor does it preclude any exercise thereof, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in this Amendment, constitute a waiver of any other default of the same or of any other term or provision.

4.3 JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF IOWA.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

COMPANY:	PURCHASER:
CityXpress Corp.	Lee Enterprises, Incorporated
_____________________________	_____________________________
By:__________________________	By: __________________________
Title:_________________________	Title: _________________________

SCHEDULE A
Closing Date
Series A $250,000 Floating Rate Subordinated Convertible Debenture	November 10, 2000
Series B $250,000 Floating Rate Subordinated Convertible Debenture	November 10, 2000
Series C $250,000 Floating Rate Subordinated Convertible Debenture	December 1, 2000
Series D $250,000 Floating Rate Subordinated Convertible Debenture	January 1, 2001
Series E $250,000 Floating Rate Subordinated Convertible Debenture	March 1, 2001
Series F $250,000 Floating Rate Subordinated Convertible Debenture	May 1, 2001
Series G $310,000 Floating Rate Subordinated Convertible Debenture	August 10, 2001
Series H $200,000 Floating Rate Subordinated Convertible Debenture	September 1, 2001
Series I $200,000 Floating Rate Subordinated Convertible Debenture	October 1, 2001
Series J $50,000 Floating Rate Subordinated Convertible Debenture	November 1, 2001
Series K $50,000 Floating Rate Subordinated Convertible Debenture	December 1, 2001
Series L $100,000 Floating Rate Subordinated Convertible Debenture	January 2, 2002
Series M $100,000 Floating Rate Subordinated Convertible Debenture	February 1, 2002
Series N $100,000 Floating Rate Subordinated Convertible Debenture	March 1, 2002
Series O $100,000 Floating Rate Subordinated Convertible Debenture	April 1, 2002
Series P $100,000 Floating Rate Subordinated Convertible Debenture	May 1, 2002
Series Q $100,000 Floating Rate Subordinated Convertible Debenture	June 1, 2002
Series R $90,000 Floating Rate Subordinated Convertible Debenture	July 1, 2002
Series S $100,000 Floating Rate Subordinated Convertible Debenture	As of August 1, 2002
Series T $125,000 Floating Rate Subordinated Convertible Debenture	As of September 1, 2002
Series U $75,000 Floating Rate Subordinated Convertible Debenture	As of October 1, 2002
Series V $100,000 Floating Rate Subordinated Convertible Debenture	As of July 16, 2003
Series W $100,000 Floating Rate Subordinated Convertible Debenture	As of August 14, 2003

Exhibit No. 10.40

FIFTH AMENDMENT TO THE AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO THE AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made and dated as of November 6, 2003 among LEE ENTERPRISES, INCORPORATED, a Delaware corporation (the "Lender"), CityXpress Corp., a Florida corporation, f/k/a CityXpress.Com Corp. ("CityXpress"), and its wholly-owned subsidiaries Xceedx Technologies Inc. ("Xceedx") and Welcome To Search Engine Inc. ("Welcome To"), corporations organized under the laws of the Province of British Columbia, Canada (CityXpress, Xceedx and Welcome To are collectively referred to herein as, the "Borrowers"), and amends that certain Amended and Restated Loan and Security Agreement dated as of July 31, 2001 among the Borrowers and Lenders, as amended by the First Amendment to the Amended and Restated Loan and Security Agreement dated as of October 31, 2002, Second Amendment to the Amended and Restated Loan and Security Agreement dated as of July 16, 2003, Third Amendment to the Amended and Restated Loan and Security Agreement dated as of August 14, 2003 and Fourth Amendment to the Amended and Restated Loan and Security Agreement dated as of October 31, 2003 (collectively, the "Loan Agreement"). Capitalized terms used herein shall have the same meanings, as the case may be, as in the Loan Agreement unless otherwise defined herein or as in the Notes unless otherwise defined herein. All references to the Loan Agreement shall mean the Loan Agreement as hereby amended, and all references to the Notes shall mean each of the Notes as hereby amended.

WHEREAS, the Borrowers desire to extend the payment date as provided in the Loan Agreement and the Notes from November 7, 2003 to January 9, 2004, and the Lender desires the right but not the obligation under the Notes and the Loan Agreement to convert the debt evidenced by the Notes, in whole or in part, to fully paid and non-assessable Common Stock of the Company as provided herein;

NOW THEREFORE, in consideration of the Lender's agreement to extend the payment date of the Notes as provided herein and the Borrowers' agreement to provide Lender a conversion right as provided herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers and the Lender hereby agree to amend the Loan Agreement and each of the Notes as follows:

1. Amendment to Loan Agreement. The Loan Agreement shall be amended in the following respects:

1.1 Terms. Section 1.2 is hereby amended by deleting the last sentence in its entirety and replacing it with the following:

"The principal sum of and the accrued but unpaid interest on the Notes shall become due and payable upon the occurrence of an Event of Default as defined herein, and such principal sum and interest shall otherwise become due and payable January 9, 2004, unless Lender, in its sole discretion, notifies Borrower in writing that this Note shall be converted into a Demand Note, in which event the principal sum of and the accrued but unpaid interest on this Note shall otherwise become due and payable upon demand of the Lender."

1.2 Conversion Rights. The following Section 2.1.1 is hereby added:

"2.1.1 Conversion Rights. Lender may, but shall not be obligated to, convert any Note, in whole or in part, into fully paid and non-assessable Common Stock of the Company by providing the Company with written notice sent via facsimile in accordance with the notice provisions of the Investment Agreement prior to the Company's close of business on January 9, 2004 (the "Conversion Date"), subject at all times thereafter to the benefits of the Registration Rights Agreement in accordance with the terms thereof. Each of the Notes may be converted, subject to adjustment as provided in each Note, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.057 of principal debt balance due on the Note (the "Conversion Price"), and (b) one (1) share of Common Stock of the Company times the quotient of (i) the accrued interest on each of the Notes to the Conversion Date divided by (ii) $0.057. No fraction of a share of Common Stock shall be deliverable in payment of principal or accrued interest on the Notes, but any fraction of a share shall be rounded upwards to the nearest whole share."

2. Amendment to Notes. Each of the Notes is hereby amended as follows:

2.1 Payment Date. The last sentence of the first paragraph of each of the Notes is hereby deleted and replace with the following:

"The principal sum of and the accrued but unpaid interest on this Note shall become due and payable upon the occurrence of an Event of Default, for purposes of this Note as defined in the Loan Agreement, and such principal sum and interest shall otherwise become due and payable January 9, 2004, unless Lender, in its sole discretion, notifies Borrower in writing that this Note shall be converted into a Demand Note, in which event the principal sum of and the accrued but unpaid interest on this Note shall otherwise become due and payable upon demand of the Lender."

2.2 Conversion Rights. The following paragraphs shall be added at the end of each of the Notes:

"Lender may, but shall not be obligated to, convert this Note, in whole or in part, into fully paid and non-assessable Common Stock of the Company by providing the Company prior to its close of business on January 9, 2004 with prior written notice, sent via facsimile in accordance with the notice provisions of this Agreement, of its request for conversion (the "Conversion Date"), subject at all times thereafter to the benefits of the Registration Rights Agreement in accordance with the terms thereof. This Note may be converted, subject to adjustment as provided below, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.057 of principal debt balance due on this Note (the "Conversion Price"), and (b) one (1) share of Common Stock of the Company times the quotient of (i) the accrued interest on this Note to the Conversion Date divided by (ii) $0.057. No fraction of a share of Common Stock shall be deliverable in payment of principal or accrued interest on this Note, but any fraction of a share shall be rounded upwards to the nearest whole share. Within twenty (20) days of receipt of Lender's conversion notice, Lender shall receive the shares of Common Stock to which it shall be entitled upon conversion of this Note and the amount of cash, if any, payable in respect of accrued interest on this Note to said conversion date.

The Conversion Price from time to time in effect shall be subject to adjustment from time to time as follows:

(a) In case CityXpress Corp. shall at any time subdivide the outstanding shares of its Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case CityXpress Corp. shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

(b) The Conversion Price shall be adjusted for dividends or distributions on Common Stock payable in CityXpress Corp. stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock at less than the current market price at the time. Except for the Series A-W Debentures issued under the Investment Agreement, CityXpress Corp. shall not issue Common Stock and rights, warrants or securities convertible into Common Stock at a purchase or conversion price less than $0.057 during the term of the Investment Agreement."

3. Condition Precedent. This Amendment shall become effective as of November 6, 2003 when each of the conditions precedent set forth in this Section 3 shall have been satisfied, and notice thereof shall have been given by the Lender to the Borrowers.

3.1 Receipt of Documents. The Lender shall have received this Amendment duly executed by Borrowers and the Lender dated the date hereof or such other date as shall be acceptable to the Lender, and in form and substance satisfactory to the Lender.

3.2 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Borrowers shall be true and correct (and the Borrowers, by its execution of this Amendment, hereby represent and warrant unto the Lender that such statements are true and correct as at such times):

(a) the representations and warranties set forth in Section 4 of the Loan Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

(b) no Event of Default or unmatured Event of Default shall have then occurred and be continuing.

4. Representations and Warranties. To induce the Lender to entered into this Amendment, the Borrowers hereby represent and warrant to the Lender as follows:

4.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrowers of this Amendment are within the Borrowers' corporate powers, have been duly authorized by all necessary corporate action, and do not:

(a) contravene the Borrowers' charter or by-laws; or

(b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrowers.

4.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrowers of this Amendment.

4.3 Validity, etc. The Loan Agreement and the Notes (as amended herein) constitute the legal, valid and building obligation of the Borrowers enforceable in accordance with their terms and each document executed pursuant hereto by the Borrowers will, on the due execution and delivery thereof by the Borrowers, be the legal, valid and binding obligation of the Borrowers.

4.4 Non Waiver. Borrowers agree this Amendment is entered into as an accomodation to Borrowers, and shall not serve as a waiver of any right or remedy, or acquiescence to any default or Event of Default by Borrower of the terms or conditions of any agreement between the parties hereto.

5. Miscellaneous.

5.1 Continuing Effectiveness, etc. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify or amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement and each of the Notes, all of which are ratified and affirmed and shall continue in full force and effect, including the accrual of interest under each of the Notes. This Amendment shall be deemed to be an amendment to the Loan Agreement and each of the Notes. After the effectiveness of this Amendment in accordance with its terms, all references to the Loan Agreement and the Notes, as the case may be, in any other document, instrument, agreement or writing shall be deemed to refer to the Loan Agreement and the Notes, as the case may be, as amended hereby.

5.2 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

5.3 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

5.4 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

5.5 Jurisdiction. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF IOWA.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS:	LENDER:
CityXpress Corp.	Lee Enterprises, Incorporated
_____________________________	_____________________________
By:__________________________	By: __________________________
Title:_________________________	Title: _________________________

Xceedx Technologies Inc.
_____________________________
By:__________________________
Title:_________________________

Welcome To Search Engine Inc.
_____________________________
By:__________________________
Title:_________________________

Exhibit No. 10.41

THIRD AMENDMENT TO AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made and dated as of November 6, 2003 between Lee Enterprises, Incorporated, a Delaware corporation (the "Purchaser"), and CityXpress Corp., a Florida corporation (f/k/a CityXpress.Com Corp.) (the "Corporation"), and amends that certain Amended and Restated Registration Rights Agreement dated as of July 30, 2001 between the Corporation and the Purchaser, as amended by the First Amendment to Amended and Restated Registration Rights Agreement dated as of August 1, 2002 and the Second Amendment to Amended and Restated Registration Rights Agreement dated as of October 31, 2003 (collectively, the "Rights Agreement"). Capitalized terms used herein shall have the same meanings as in the Rights Agreement unless otherwise defined herein. All references to the Rights Agreement shall mean the Rights Agreement as hereby amended.

RECITALS

WHEREAS, the Purchaser has purchased from the Corporation Series V and W Floating Rate Subordinated Convertible Debentures, together with Series A-W Floating Rate Subordinated Convertible Debentures Authorized Aggregate Issue $3,500,000 (the "Debentures"), which Debentures are convertible into shares of Common Stock, par value $.001 per share, of the Corporation (the "Common Stock"), as contemplated by that certain Investment Agreement dated as of November 1, 2000, which was amended by the First Amendment to the Investment Agreement dated as of July 30, 2001, the Second Amendment to the Investment Agreement dated as of August 1, 2002, the Third Amendment to Investment Agreement dated as of July 16, 2003, Fourth Amendment to Investment Agreement dated as of August 14, 2003, the Fifth Amendment to Investment Agreement dated as of October 31, 2003 and the Sixth Amendment to Investment Agreement dated as of November 6, 2003 (collectively, the "Investment Agreement");

WHEREAS, the Corporation has provided to the Purchaser the right to convert the debt evidenced by the Notes, in whole or in part, to fully paid and non-assessable Common Stock as provided in the Amended and Restated Loan and Security Agreement dated as of July 31, 2001 among the Borrowers and Lenders as defined therein, as amended by the First Amendment to the Amended and Restated Loan and Security Agreement dated as of October 31, 2002, Second Amendment to the Amended and Restated Loan and Security Agreement dated as of July 16, 2003, Third Amendment to the Amended and Restated Loan and Security Agreement dated as of August 14, 2003, Fourth Amendment to the Amended and Restated Loan and Security Agreement dated as of October 31, 2003 and Fifth Amendment to the Amended and Restated Loan and Security Agreement dated as of November 6, 2003 (collectively, the "Loan Agreement") and the Notes issued in connection therewith;

WHEREAS, the Corporation wishes to provide the Purchaser with the same registration rights for the Debentures and the Notes that have been accorded the Purchaser for the Series A-W Debentures;

NOW THEREFORE, in consideration of the Purchaser's agreement to extend the payment date of the Notes as provided in the Loan Agreement and the Corporation's agreement to provide Purchaser the conversion rights as provided in the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchaser and the Corporation hereby agree to amend the Rights Agreement as follows:

1. Amendments. The Rights Agreement shall be amended in the following respects:

1.1 Amendment to Recitals. The first "WHEREAS" is hereby deleted in its entirety and replaced with the following:

"WHEREAS, the Purchaser has purchased from the Corporation Series A-W Floating Rate Subordinated Convertible Debentures, Aggregate Issue $3,500,000 (the "Debentures"), which Debentures are convertible into shares of Common Stock, par value $.001 per share, of the Corporation (the "Common Stock"), as contemplated by that certain Investment Agreement dated as of November 1, 2000, which was amended by the First Amendment to the Investment Agreement dated as of July 30, 2001, the Second Amendment to the Investment Agreement dated as of August 1, 2002, the Third Amendment to Investment Agreement dated as of July 16, 2003, Fourth Amendment to Investment Agreement dated as of August 14, 2003, the Fifth Amendment to Investment Agreement dated as of October 31, 2003 and the Sixth Amendment to Investment Agreement dated as of November 6, 2003 (collectively, the "Investment Agreement"); and

WHEREAS, the Corporation has provided to the Purchaser the right to convert the debt evidenced by the Notes, in whole or in part, to fully paid and non-assessable Common Stock of the Company as provided in the Amended and Restated Loan and Security Agreement dated as of July 31, 2001 among the Borrowers and Lenders as defined therein, as amended by the First Amendment to the Amended and Restated Loan and Security Agreement dated as of October 31, 2002, Second Amendment to the Amended and Restated Loan and Security Agreement dated as of July 16, 2003, Third Amendment to the Amended and Restated Loan and Security Agreement dated as of August 14, 2003, Fourth Amendment to the Amended and Restated Loan and Security Agreement dated as of October 31, 2003 and Fifth Amendment to the Amended and Restated Loan and Security Agreement dated as of November 6, 2003 (collectively, the "Loan Agreement") and the Notes issued in connection therewith;"

1.2 Definitions. Section 1(d) is hereby deleted in its entirety and replaced with the following:

"(d) "Registrable Shares" means at any time any shares of Common Stock held by the Purchaser, its successors and assigns, upon conversion of any one Series A-W Debenture as provided therein and in the Investment Agreement and upon the conversion of any Note as provided therein and in the Loan Agreement, irrespective of the means or form by which such Purchaser acquired such Common Stock; provided, that, Registrable Shares shall not include any shares (x) the sale of which has been registered prior to November 1, 2000 pursuant to the Securities Act and which shares have been sold pursuant to such registration or (y) which have been sold to the public prior to November 1, 2000 pursuant to Rule 144 of the Commission under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the then existing right to acquire such Registrable Shares (by exercise, conversion or otherwise), whether or not such acquisition has actually been effected."

1.3 Demand Registrations. The first parenthetical in the first sentence of Section 2(a)(i) is hereby deleted in its entirety and replaced with the following:

"(but not less than the Registrable Shares received upon the conversion of at least one Series A-W Debenture and one of the Notes)"

1.4 Successors and Assigns. The second sentence of Section 14 is hereby deleted in its entirety and replaced with the following:

"In addition and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Purchaser or holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent holder of Registrable Shares who consents in writing to be bound by this Agreement and acquires the Registrable Shares upon conversion of at least one Series A-W Debenture as provided therein and in the Investment Agreement, and at least one of the Notes as provided therein and in the Loan Agreement."

2. Representations and Warranties. The Corporation represents and warrants to the Purchaser that, on and as of the date hereof, and after giving effect to this Amendment:

    Authority. The Corporation has all the necessary corporate power to make, execute and deliver this Amendment, and this Amendment is the legal, valid and enforceable obligation of the Corporation it purports to be.

2.2 No Legal Obstacle to Amendment. Neither the execution of this Amendment, the making by the Corporation of any sales under the Investment Agreement, nor the performance of the Investment Agreement or the Loan Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any contract to which the Corporation is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Corporation, or result in the creation under any agreement or instrument of any security interest, lien, charge or encumbrance upon any of the assets of the Corporation. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Corporation of this Amendment, or the transactions contemplated hereby, or the making of any sales to Purchaser under the Investment Agreement.

3. Miscellaneous.

3.1 Effectiveness of the Amendment; Execution in Counterparts. Except as hereby expressly amended, the Registration Rights Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

3.2 Waivers. The Corporation agrees this Amendment is entered into as an accomodation to the Corporation, and shall not serve as a waiver of any right or remedy, power or privilege or acquiescence to any default or Event of Default by the Corporation of the terms or conditions of the Investment Agreement, each of the Debentures, the Loan Agreement, each of the Notes and any other agreement or under any agreement, contract, indenture, document or instrument mentioned in any of the aforementioned agreements; nor does it preclude any exercise thereof, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in this Amendment, constitute a waiver of any other default of the same or of any other term or provision.

3.3 JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF IOWA.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

CORPORATION:	PURCHASER:
CityXpress Corp.	Lee Enterprises, Incorporated
_____________________________	_____________________________
By:__________________________	By: __________________________
Title:_________________________	Title: _________________________